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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 17, 2005


                  The Smith & Wollensky Restaurant Group, Inc.
             (Exact name of registrant as specified in its charter)


            Delaware                      001-16505             58-2350980
(State or other jurisdiction of       (Commission File         (IRS Employer
         incorporation)                    Number)           Identification No.)

               1114 First Avenue                                10021
               New York, New York                            (Zip Code)
    (Address of principal executive offices)

                                 (212) 838-2061
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02         Results of Operations and Financial Condition

On August 17, 2005, The Smith & Wollensky Restaurant Group, Inc. (the "Company") issued a press release describing selected financial results of the Company for the quarter ended and the six months ended July 4, 2005. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On August 17, 2005, the Company held a conference call to discuss the selected financial results of the Company for the quarter ended and the six months ended July 4, 2005. A copy of the transcript of the call is attached as Exhibit 99.2 to this Current Report on Form 8-K. The transcript has been selectively edited to facilitate the understanding of the contents of the conference call. The following information corrects statements made during the conference call held on August 17, 2005:

     o The lease in respect of The Manhattan Ocean Club expires in eight years.

     o    The lease in respect of Cite expires in four years.


Item 9.01             Financial Statements and Exhibits

(c)        Exhibits

           99.1 Press Release of The Smith & Wollensky Restaurant Group, Inc. dated August 17, 2005

           99.2 Transcript from the earnings conference call of The Smith & Wollensky Restaurant Group, Inc. held on August 17, 2005

The information in this Current Report on Form 8-K and the Exhibits attached hereto shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.


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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   The Smith & Wollensky Restaurant Group, Inc.


                                   By:  /s/ Samuel Goldfinger
                                        ----------------------------------------
                                        Samuel Goldfinger
                                        Chief Financial Officer, Treasurer and
                                        Secretary


Date:   August 17, 2005


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                                Index to Exhibits
                                -----------------

Exhibit No.           Description of document
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99.1*                 Press Release of The Smith & Wollensky Restaurant Group,
                      Inc. dated August 17, 2005

99.2* Transcript from the earnings conference call of The Smith & Wollensky Restaurant Group, Inc. held on August 17, 2005

* Filed herewith.